AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 2000

                                                       REGISTRATION NO. 33-48915
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                       ---------------------------------

                         POST-EFFECTIVE AMENDMENT NO. 7
                                       TO
                                    FORM S-6
                             ----------------------

                   FOR REGISTRATION UNDER THE SECURITIES ACT
                    OF 1933 OF SECURITIES OF UNIT INVESTMENT
                        TRUSTS REGISTERED ON FORM N-8B-2

                       ---------------------------------

A. EXACT NAME OF TRUST:

                              DEFINED ASSET FUNDS
                       GOVERNMENT SECURITIES INCOME FUND
                        U.S. TREASURY STRATEGY TRUST--1
                             (LADDERED MATURITIES)
                           (A UNIT INVESTMENT TRUST)

B. NAMES OF DEPOSITORS:

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                           SALOMON SMITH BARNEY INC.
                       PRUDENTIAL SECURITIES INCORPORATED
                            PAINEWEBBER INCORPORATED
                           DEAN WITTER REYNOLDS INC.

C. COMPLETE ADDRESSES OF DEPOSITORS' PRINCIPAL EXECUTIVE OFFICES:

 MERRILL LYNCH, PIERCE,                               SALOMON SMITH BARNEY INC.
     FENNER & SMITH                                    TWO WORLD TRADE CENTER
      INCORPORATED                                           101ST FLOOR
 UNIT INVESTMENT TRUSTS                                  NEW YORK, NY 10048
  POST OFFICE BOX 9051
PRINCETON, NJ 08543-9051

  PRUDENTIAL SECURITIES    PAINEWEBBER INCORPORATED   DEAN WITTER REYNOLDS INC.
      INCORPORATED            1285 AVENUE OF THE           TWO WORLD TRADE
   ONE NEW YORK PLAZA              AMERICAS              CENTER--59TH FLOOR
   NEW YORK, NY 10292         NEW YORK, NY 10019         NEW YORK, NY 10048

D. NAMES AND COMPLETE ADDRESSES OF AGENTS FOR SERVICE:

  TERESA KONCICK, ESQ.         ROBERT E. HOLLEY            MICHAEL KOCHMAN
      P.O. BOX 9051            1200 HARBOR BLVD.          388 GREENWICH ST.
PRINCETON, NJ 08543-9051      WEEHAWKEN, NJ 07087        NEW YORK, NY 10013
   LEE B. SPENCER, JR.            COPIES TO:             DOUGLAS LOWE, ESQ.
   ONE NEW YORK PLAZA       PIERRE DE SAINT PHALLE,   DEAN WITTER REYNOLDS INC.
   NEW YORK, NY 10292                ESQ.                  TWO WORLD TRADE
                             450 LEXINGTON AVENUE        CENTER--59TH FLOOR
                              NEW YORK, NY 10017         NEW YORK, NY 10048

The issuer has registered an indefinite number of Units under the Securities Act of 1933 pursuant to Rule 24f-2 and filed the Rule 24f-2 Notice for the most recent fiscal year on March 10, 2000.

Check box if it is proposed that this Registration Statement shall become effective on October 24, 2000 pursuant to paragraph (b) of Rule 485. /X/
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

                           DEFINED ASSET FUNDS-REGISTERED TRADEMARK-
                           ----------------------------------------------------

                           GOVERNMENT SECURITIES INCOME FUND
                           U.S. TREASURY STRATEGY TRUST--1
                           (LADDERED MATURITIES)
                           A UNIT INVESTMENT TRUST

                           -  PORTFOLIO OF U.S. TREASURY NOTES
                           -  LADDERED MATURITIES
                           -  MONTHLY INCOME DISTRIBUTIONS

SPONSORS:
MERRILL LYNCH,
PIERCE, FENNER & SMITH
INCORPORATED
MERRILL LYNCH INVESTMENT
MANAGERS                   -----------------------------------------------------
SALOMON SMITH BARNEY INC.  The Securities and Exchange Commission has not
PRUDENTIAL SECURITIES      approved or disapproved these Securities or passed
INCORPORATED               upon the adequacy of this prospectus. Any
PAINEWEBBER INCORPORATED   representation to the contrary is a criminal offense.
DEAN WITTER REYNOLDS INC.  Prospectus dated October 24, 2000.

--------------------------------------------------------------------------------

Defined Asset Funds-Registered Trademark-
Defined Asset Funds-Registered Trademark- is America's oldest and largest family of unit investment trusts, with over $160 billion sponsored over the last 28 years. Defined Asset Funds has been a leader in unit investment trust research and product innovation. Our family of Funds helps investors work toward their financial goals with a full range of quality investments, including municipal, corporate and government bond portfolios, as well as domestic and international equity portfolios.

Defined Asset Funds offer a number of advantages:
   - A disciplined strategy of buying and holding with a long-term view is the cornerstone of Defined Asset Funds.
   - Fixed portfolio: Defined Funds follow a buy and hold investment strategy; funds are not managed and portfolio changes are limited.
   - Defined Portfolios: We choose the stocks and bonds in advance, so you know what you're investing in.
   - Professional research: Our dedicated research team seeks out stocks or bonds appropriate for a particular fund's objectives.
   - Ongoing supervision: We monitor each portfolio on an ongoing basis.

No matter what your investment goals, tolerance for risk or time horizon, there's probably a Defined Asset Fund that suits your investment style. Your financial professional can help you select a Defined Asset Fund that works best for your investment portfolio.

THE FINANCIAL INFORMATION IN THIS PROSPECTUS IS AS OF THE EVALUATION DATE, APRIL 30, 2000.

CONTENTS

                                                    PAGE
                                                    ----
Risk/Return Summary...............................    3
What You Can Expect From Your Investment..........    6
  Monthly Income..................................    6
  Return Figures..................................    6
  Records and Reports.............................    6
The Risks You Face................................    7
  Interest Rate Risk..............................    7
  Reduced Diversification Risk....................    7
  Litigation Risk.................................    7
Selling Units.....................................    7
  Sponsors' Secondary Market......................    7
  Selling Units to the Trustee....................    7
How The Fund Works................................    8
  Pricing.........................................    8
  Evaluations.....................................    8
  Income..........................................    8
  Expenses........................................    9
  Portfolio Changes...............................    9
  Fund Termination................................   10
  Certificates....................................   10
  Trust Indenture.................................   10
  Legal Opinion...................................   11
  Auditors........................................   11
  Sponsors........................................   11
  Trustee.........................................   11
  Underwriters' and Sponsors' Profits.............   12
  Public Distribution.............................   12
  Code of Ethics..................................   12
  Year 2000 Issues................................   12
Taxes.............................................   12
Supplemental Information..........................   14
Financial Statements..............................  D-1

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY

 1. WHAT IS THE FUND'S OBJECTIVE?
   The Fund seeks current interest income, safety of capital and flexibility by investing in an extendable, laddered portfolio of U.S. Treasury notes with an estimated average maturity of about 2.5 years.

   The Fund seeks to reduce price fluctuations with changing interest rates by reinvesting the proceeds of maturing securities into new five-year Treasury Securities to extend the ladder and continue your investment for another year.

 2. WHAT ARE U.S. TREASURY NOTES?
   These are directly issued by the U.S. Treasury and are similar to corporate bonds in that they pay interest semi-annually. They are issued to fund various government activities. In return, they pay a fixed rate of interest and principal at maturity.

 3. WHAT IS THE FUND'S INVESTMENT STRATEGY?
 - The Fund plans to hold to maturity 5 short-and intermediate-term U.S. Treasury notes with a current aggregate face amount of $114,186,000. The Fund is a unit investment trust which means that, unlike a mutual fund, the Fund's portfolio is not managed.

 - You will periodically receive your share of the principal received as each Treasury note matures.

 - The securities BUT NOT THE FUND OR THE UNITS are backed by the full faith and credit of the United States.

 - 100% of the Portfolio consists of United States government Treasury notes.

   The Portflio contains 5 different issues of U.S. Treasury Securities with fixed annual maturity dates ranging from 2001 to 2005.

                                                    APPROXIMATE
                                                     PORTFOLIO
                                                    PERCENTAGE
-6.375% coupons maturing 3/31/01                          20%
-6.00% coupons maturing 7/31/02                           20%
-5.50% coupons maturing 3/31/03                           20%
-5.25% coupons maturing 5/15/04                           20%
-6.50% coupons maturing 5/15/05                           20%

 - As each U.S. Treasury security matures, until approximately 2007, the proceeds (minus the deferred sales charge payable to the Sponsors) will be automatically reinvested into new five-year U.S. Treasury securities. For the last five years of the Fund, proceeds of maturing securities will be distributed to investors as they become available, returning approximately 20% of the Portfolio as of the last year in which an extension occurs on maturity of each Security.

 4. WHAT ARE THE SIGNIFICANT RISKS?
   You can lose money by investing in the Fund. This can happen for various reasons, including:

 - Rising interest rates can reduce the price of your units.

 - Assuming no changes in interest rates, when you sell your units, they will generally be worth less than your cost because your cost included a sales fee.

 - The Fund will receive early returns of principal if securities are sold before they mature. If this happens your income will decline and you may not be able to reinvest the money you receive at as high a yield or as long a maturity.

 5. IS THIS FUND APPROPRIATE FOR YOU?
   Yes, if you want current monthly income. You will benefit from a professionally selected and supervised portfolio of U.S. government backed securities.

   The Fund is NOT appropriate for you if you want a speculative investment that changes to take advantage of market movements.

                               DEFINING YOUR INCOME

WHAT YOU MAY EXPECT (Payable on the 25th day each
month):
Regular Monthly Income per 1,000 units:             $4.64
Annual Income per 1,000 units:                      $55.74
RECORD DAY: 10th day of each month
THESE FIGURES ARE ESTIMATES ON THE EVALUATION DATE;
ACTUAL PAYMENTS MAY VARY.

 6. WHAT ARE THE FUND'S FEES AND EXPENSES?
   This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Fund.

INVESTOR FEES

Maximum Sales Fee (Load) on new purchases (as a
percentage of $1,000 invested)                      1.25%

   You will pay an up-front sales fee of approximately 1.25%, as well as a deferred sales charge of $3.75 per 1,000 units payable from the proceeds of maturing Securities on their maturity dates until 2007.

   Employees of some of the Sponsors and their affiliates may be charged a reduced sales fee of no less than $5.00 per 1,000 Units.

   The maximum sales fee is reduced if you invest at least $1,000,000, as follows:

                                                    YOUR MAXIMUM
                                                     SALES FEE
                  IF YOU INVEST:                      WILL BE:
                  --------------                    ------------
Less than $1,000,000                                      1.50%
$1,000,000 to $4,999,999                                  1.00%
$5,000,000 and over                                       0.75%

   ESTIMATED ANNUAL FUND OPERATING EXPENSES

                                                     AMOUNT
                                                    PER UNIT
                                                    --------
Trustee's Fee                                        $0.36
Portfolio Supervision,
 Bookkeeping and
 Administrative Fees  (including updating
 expenses)                                           $0.49
Evaluator's Fee                                      $0.02
Other Operating Expenses                             $0.56
                                                     -----
TOTAL                                                $1.43

   The Sponsors historically paid updating expenses.

 7. IS THE FUND MANAGED?
   Unlike a mutual fund, the Fund is not managed and securities are not sold because of market changes. Rather, experienced Defined Asset Funds financial analysts regularly review the securities in the Fund. The Fund may sell a security if certain adverse credit or other conditions exist.

 8. HOW DO I BUY UNITS?
   The minimum investment is $250.

   You can buy units from any of the Sponsors and other broker-dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.

UNIT PRICE PER 1,000 UNITS                          $966.02
(as of June 30, 2000)

   Unit price is based on the net asset value of the Fund plus the up-front sales fee. An amount equal to any principal cash, as well as net accrued but undistributed interest on the unit, is added to the unit price. An independent evaluator prices the bonds at 3:30 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the bonds in the Fund.

 9. HOW DO I SELL UNITS?
   You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee. You will not pay any other fee when you sell your units.

10. HOW ARE DISTRIBUTIONS MADE AND TAXED?
   In addition, to monthly income distributions, distributions of any capital gain will be made annually shortly before or after the end of the year. Distributions of ordinary income will be dividends for federal income tax purposes but will not be eligible for the dividends-received deduction for corporations. Distributions to foreign investors will generally be subject to withholding taxes.

   Until 2007, the proceeds from maturity Securities will be automatically reinvested into new Securities, if available, with maturities of about five years. Thereafter, a distribution will be made in cash when each remaining Security in the Fund matures. You will be subject to tax on any gain realized by the Fund on the disposition of bonds.

11. WHAT OTHER SERVICES ARE AVAILABLE?

   EXCHANGE PRIVILEGES
   You may exchange units of this Fund for units of certain other Defined Asset Funds. You may also exchange into this Fund from certain other funds. We charge a reduced sales fee on exchanges.

   REINVESTMENT
   You will receive your monthly income in cash unless you choose to compound your income by reinvesting into additional units of the Fund at a reduced sales fee. Contact your broker, dealer or financial institution.

WHAT YOU CAN EXPECT FROM YOUR INVESTMENT

MONTHLY INCOME

The Fund will pay you regular monthly income. Your monthly income may vary because of:

  - elimination of one or more securities from the Fund's portfolio because of redemptions or sales; or
  - a change in the Fund's expenses;

Changes in interest rates generally will not affect your monthly income because the portfolio is fixed.

Along with your monthly income, you will receive your share of any available principal. Capital gains, if any, will be distributed annually.

RETURN FIGURES

We cannot predict your actual return, which will vary with unit price, how long you hold your investment and changes in the portfolio, interest income and expenses.

YIELD TO NEXT EXTENSION DATE shows the net annual yield to investors from the date of purchase of units until the Next Extension Date. It is an average of the yields to maturity of the individual securities in the portfolio, adjusted to reflect the Fund's maximum sales fee and estimated expenses. We calculate the average yield for the portfolio by weighting each security's yield by its market value.

The Estimated Yield to Next Extension Date calculation does not take into account certain delays in distributions of income and the timing of other receipts and distributions on units and may, depending on maturities, overstate or understate the impact of sales fees. All of these factors may result in a lower figure.

Estimated Yield to Next Extension Date will vary with the purchase price of your units (including sales fees), changes in Fund income and expenses and changes in Portfolio composition (including dispositions and Extensions of Securities) and the date of purchase of the units, and therefore can be materially different than any figure quoted. In addition this figure may not be directly comparable to yield figures used to measure other investments, and since it is based on certain assumptions and variables the actual return you receive may be higher or lower.

RECORDS AND REPORTS

You will receive:

- a monthly statement of income payments and any principal payments;
- a notice from the Trustee when new securities are deposited in exchange or substitution for securities originally deposited;
- an annual report on Fund activity; and
- annual tax information. THIS WILL ALSO BE SENT TO THE IRS. YOU MUST REPORT THE AMOUNT OF INTEREST RECEIVED DURING THE YEAR.

You may request:

- copies of evaluations to enable you to comply with federal and state tax reporting requirements; and
- audited financial statements of the Fund.

You may inspect records of Fund transactions at the Trustee's office during regular business hours.

THE RISKS YOU FACE

INTEREST RATE RISK

Investing involves risks, including the risk that your investment will decline in value if interest rates rise. Generally, securities with longer maturities will change in value more than securities with shorter maturities. Of course, we cannot predict how interest rates may change.

REDUCED DIVERSIFICATION RISK

If many investors sell their units, the Fund will have to sell securities. This could reduce the diversification of your investment and increase your share of Fund expenses.

LITIGATION RISK

We do not know of any pending litigation that might have a material adverse effect upon the Fund.

SELLING UNITS

You can sell your units at any time for a price based on net asset value. Your net asset value is calculated each business day by:

  - ADDING the value of the securities, net accrued interest, cash and any other Fund assets;
  - SUBTRACTING accrued but unpaid Fund expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors and any other Fund liabilities; and
  - DIVIDING the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the portfolio.

SPONSORS' SECONDARY MARKET

While we are not obligated to do so, we will buy back units at net asset value without any other fee or charge. We may resell the units to other buyers or to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices.

We have maintained a secondary market continuously for over 28 years, but we could discontinue it without prior notice for any business reason.

SELLING UNITS TO THE TRUSTEE

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by sending the Trustee a letter (with any outstanding certificates if you hold Unit certificates). You must properly endorse your certificates (or execute a written transfer instrument with signatures guaranteed by an eligible institution). Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee will effect all distributions in kind, and you will receive securities and cash with a total value equal to the price of your units. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

If the Fund does not have cash available to pay you for units you are selling, the agent for the Sponsors will select securities to be sold. Securities will be selected based on market and credit factors. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than the unit par value and also reduce the size and diversity of the Fund.

There could be a delay in paying you for your units:

  - if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  - if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the bonds not reasonably practicable; and
  - for any other period permitted by SEC order.

HOW THE FUND WORKS

PRICING

The price of a unit includes interest accrued on the securities, less expenses, from the most recent Record Day up to, but not including, the settlement date, which is usually three business days after the purchase date of the unit.

A portion of the price of a unit consists of cash so that the Trustee can provide you with regular monthly income. When you sell your units you will receive your share of this cash.

In addition, as with mutual funds, the Fund (and therefore the investors) pay all or some of the costs of organizing the Fund including:

  - cost of initial preparation of legal documents;
  - federal and state registration fees;
  - initial fees and expenses of the Trustee;
  - initial audit; and
  - legal expenses and other out-of-pocket expenses.

EVALUATIONS

An independent Evaluator values the securities on each business day (excluding Saturdays, Sundays and the following holidays as observed by the New York Stock
Exchange: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas; and the following federal holidays: Columbus Day and Veterans Day). Values are based on current bid or offer prices for the securities or comparable bonds. In the past, the difference between bid and offer prices of U.S. Treasury securities of the type in this Fund has been about 0.10%.

INCOME

The Trustee credits interest to an Income Account and other receipts to a Capital Account. The Trustee may establish a Reserve Account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

EXPENSES

The Trustee is paid monthly. It also benefits when it holds cash for the Fund in non-interest bearing accounts. The Trustee may also receive additional amounts:

  - to reimburse the Trustee for the Fund's operating expenses;
  - for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  - costs of actions taken to protect the Fund and other legal fees and expenses;
  - expenses for keeping the Fund's registration statement current; and
  - Fund termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 55 CENTS per $1,000 face amount annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Fund. Legal, typesetting, electronic filing and regulatory filing fees and expenses associated with updating the Portfolio's registration statement yearly are also now chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Fund, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. The Fund also pays the Evaluator's fees.

The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

The Sponsors will pay advertising and selling expenses at no charge to the Fund. If Fund expenses exceed initial estimates, the Fund will owe the excess. The Trustee has a lien on Fund assets to secure reimbursement of Fund expenses and may sell bonds if cash is not available.

PORTFOLIO CHANGES

The Sponsors and Trustee are not liable for any default or defect in a security.

Unlike a mutual fund, the portfolio is designed to remain intact and we may keep securities in the portfolio even if their credit quality declines or other adverse financial circumstances occur. However, we may sell a security in certain cases if we believe that certain adverse credit or certain other conditions exist.

If we maintain a secondary market in units but are unable to sell the units that we buy in the secondary market, we will redeem units, which may affect the composition of the portfolio. Units offered in the secondary market may not represent the same face amount of securities that they did originally.

We decide whether or not to offer units for sale that we acquire in the secondary market after reviewing:

  - diversity of the portfolio;
  - size of the Fund relative to its original size;
  - ratio of Fund expenses to income;
  - current and long-term returns;
  - degree to which units may be selling at a premium over par; and
  - cost of maintaining a current prospectus.

FUND TERMINATION

The Fund will terminate following the stated maturity or sale of the last security in the portfolio. The Fund may also terminate earlier with the consent of investors holding 51% of the units or if total assets of the Fund have fallen below 40% of the face amount of securities deposited. We will decide whether to terminate the Fund early based on the same factors used in deciding whether or not to offer units in the secondary market.

When the Fund is about to terminate you will receive a notice, and you will be unable to sell your units after that time. On or shortly before termination, we will sell any remaining securities, and you will receive your final distribution. Any security that cannot be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final sale.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

CERTIFICATES

Certificates for units are issued on request. You may transfer certificates by complying with the requirements for redeeming certificates, described above. You can replace lost or mutilated certificates by delivering satisfactory indemnity and paying the associated costs.

TRUST INDENTURE

The Fund is a 'unit investment trust' governed by a Trust Indenture, a contract among the Sponsors, the Trustee and the Evaluator, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  - to cure ambiguities;
  - to correct or supplement any defective or inconsistent provision;
  - to make any amendment required by any governmental agency; or
  - to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Fund without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  - it fails to perform its duties and the Sponsors determine that its replacement is in your best interest; or
  - it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities.

Investors holding 51% of the units may remove the Trustee. The Evaluator may resign or be removed by the Sponsors and the Trustee without the consent of investors. The resignation or removal of either becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee or Evaluator may petition a court to appoint a successor.

Any Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsors and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  - remove it and appoint a replacement Sponsor;
  - liquidate the Fund; or
  - continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the
Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee, the Sponsors and the Evaluator.

LEGAL OPINION

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

AUDITORS

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent accountants, audited the Statement of Condition included in this prospectus.

SPONSORS

The Sponsors are:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.)
P.O. Box 9051,
Princeton, NJ 08543-9051

SALOMON SMITH BARNEY INC. (an indirectly wholly-owned subsidiary of Citigroup Inc.)
388 Greenwich Street--23rd Floor,
New York, NY 10013

DEAN WITTER REYNOLDS INC. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.)
Two World Trade Center--59th Floor,
New York, NY 10048
PRUDENTIAL SECURITIES INCORPORATED (an
indirect wholly-owned subsidiary of the
Prudential Insurance Company of America)
One New York Plaza
New York, NY 10292

PAINEWEBBER INCORPORATED (a wholly-owned subsidiary of PaineWebber Group Inc.) 1285 Avenue of the Americas,
New York, NY 10019

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

TRUSTEE

The Chase Manhattan Bank, Unit Investment Trust Departament, 4 New York Plaza--6th Floor, New York, New York 10004, is the Trustee. It is supervised by the

Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

UNDERWRITERS' AND SPONSORS' PROFITS

Underwriters receive sales charges when they sell units. The Sponsors also realized a profit or loss on the initial deposit of the securities. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

PUBLIC DISTRIBUTION

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

CODE OF ETHICS

The Fund and the Agent for the Sponsors have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Fund transactions. Subject to certain conditions, the codes permit employees to invest in Fund securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Fund and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

YEAR 2000 ISSUES

Many computer systems were designed in such a way that they may be unable to distinguish between the year 2000 and the year 1900 (commonly known as the "Year 2000 Problem"). To date we are not aware of any major operational difficulties resulting from the computer system changes necessary to prepare for the Year 2000. However, there can be no assurance that the Year 2000 Problem will not adversely affect the issuers of the bonds contained in the Portfolio. We cannot predict whether any impact will be material to the Fund as a whole.

TAXES

The following summary describes some of the important income tax consequences of holding Units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

GENERAL TREATMENT OF THE FUND AND YOUR INVESTMENT

The Fund intends to quality for special tax treatment as a regulated investment company so that it will not be subject to federal income tax on the portion of its taxable income that it distributes to investors in a timely manner.

DISTRIBUTIONS

Distributions to you of the Fund's interest income and of the Fund's gains from Securities it has held for one year or less will generally be taxed to you as ordinary income, to the extent of the Fund's taxable income not attributable to the Fund's net capital gain. Distributions to you in excess of the Fund's taxable income will be treated as a return of capital and will reduce your basis in your Units. To the extent such distributions exceed your basis, they will be treated as gain from the sale of your Units.

Distributions to you that are treated as ordinary income will constitute dividends for federal income tax purposes. However, corporate investors will not be eligible for the dividends-received deduction with respect to these distributions. You should consult your tax adviser in this regard.

Distributions to you of the Portsolio's net capital gain will generally be taxable to you as long-term capital gain, regardless of how long you have held your Units.

GAIN OR LOSS UPON DISPOSITION

You will generally recognize capital gain or loss when you dispose of your Units. If you receive Securities upon redemption of your Units, you will generally recognize capital gain or loss equal to the difference between your basis in your Units and the fair market value of the Securities received in redemption.

If you net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss that you recognize on a disposition of your units will generally be long-term if you have held your Units for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

YOUR BASIS IN THE SECURITIES

Your aggregate basis in the Units will generally be equal to the cost of your Units, including the initial sales charge. You should not increase your basis in your Units by deferred sales charges or organizational expenses.

FOREIGN INVESTORS

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will not be subject to 30% withholding tax (or a lower applicable treaty rate) on distributions. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

RETIREMENT PLANS

You may wish to purchase units for an Individual Retirement Account ('IRAs') or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

SUPPLEMENTAL INFORMATION

You can receive at no cost supplemental information about the Fund by calling the Trustee. The supplemental information includes more detailed risk disclosure about the securities that may be in the Fund's portfolio and general information about the structure and operation of the Fund. The supplemental information is also available from the SEC.

<AUDIT-REPORT>


THE GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY STRATEGY TRUST - 1, DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS



The Sponsors, Trustee and Holders
  of The Government Securities Income Fund,
  U.S. Treasury Strategy Trust - 1, Defined Asset Funds:

We have audited the accompanying statements of condition of The Government Securities Income Fund, U.S. Treasury Strategy Trust - 1, Defined Asset Funds, including the portfolios, as of June 30 and April 30, 2000 and the related statements of operations and of changes in net assets for the period May 1 to June 30, 2000 and the years ended April 30, 2000, 1999 and 1998. These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at June 30 and April 30, 2000, as shown in such portfolios, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Government Securities Income Fund, U.S. Treasury Strategy Trust - 1, Defined Asset Funds at June 30 and April 30, 2000 and the results of its operations and changes in its net assets for the above-stated periods in accordance with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP

October 18, 2000
New York, N.Y.

</AUDIT-REPORT>

THE GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY STRATEGY TRUST - 1, DEFINED ASSET FUNDS

STATEMENTS OF CONDITION

                                                           June 30,       April 30,
                                                             2000           2000
TRUST PROPERTY:
  Investment in marketable securities - at value
    (cost $114,686,069 and $116,530,918) (Note 1)        $112,876,326   $113,889,520
  Accrued interest receivable                               1,597,333      1,834,481
  Income distributions receivable                               9,933          9,933
  Due from Trustee                                            203,534        203,534

            Total trust property                          114,687,126    115,937,468

LESS LIABILITIES:
  Income advance from Trustee                            $  1,032,744   $  1,272,909
  Principal advance from Trustee                                7,434          1,311
  Loans payments payable                                      363,327        363,327
  Accrued Sponsors' fees                                       30,009         20,097

            Total liabilities                               1,433,514      1,657,644

NET ASSETS, REPRESENTED BY:
  118,334,227 and 120,259,227 units of fractional
    undivided interest outstanding (Note 3)              $112,868,894   $113,888,209
  Undistributed net investment income                         384,718        391,615

NET ASSETS                                               $113,253,612   $114,279,824

UNITS OUTSTANDING                                         118,334,227    120,259,227

UNIT VALUE                                               $    0.95707   $    0.95028

                       See Notes to Financial Statements.

THE GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY STRATEGY TRUST - 1, DEFINED ASSET FUNDS

STATEMENTS OF OPERATIONS


                                            May 1
                                             to
                                          June 30,            Years Ended April 30,
                                            2000         2000         1999         1998
INVESTMENT INCOME:
  Interest income                        $1,134,932   $7,430,130   $7,766,764   $7,230,871
  Trustee's fees and expenses               (18,687)    (117,118)    (113,300)    (115,877)
  Sponsors' fees                             (9,913)     (64,108)     (42,357)     (40,135)

  Net investment income                   1,106,332    7,248,904    7,611,107    7,074,859

REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENTS:
  Realized gain (loss) on securities
    sold or redeemed                        (33,857)    (650,903)     853,491      581,339
  Unrealized appreciation (depreciation)
    of investments                          831,656   (3,114,941)    (497,721)     754,842

NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS                   797,799   (3,765,844)     355,770    1,336,181

NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS                        $1,904,131   $3,483,060   $7,966,877   $8,411,040

                       See Notes to Financial Statements.

THE GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY STRATEGY TRUST - 1, DEFINED ASSET FUNDS

STATEMENTS OF CHANGES IN NET ASSETS

                                          May 1
                                           to
                                        June 30,                 Years Ended April 30,
                                          2000          2000            1999          1998
OPERATIONS:
  Net investment income              $  1,106,332   $  7,248,904   $  7,611,107   $  7,074,859
  Realized gain (loss) on
    securities sold or redeemed           (33,857)      (650,903)       853,491        581,339
  Unrealized appreciation
    (depreciation) of investments         831,656     (3,114,941)      (497,721)       754,842

  Net increase in net assets
    resulting from operations           1,904,131      3,483,060      7,966,877      8,411,040

DISTRIBUTIONS TO HOLDERS (Note 2):
  Income                               (1,110,233)    (7,302,067)    (7,554,329)    (6,978,858)
  Principal                                                          (1,106,995)      (279,233)

  Total distributions                  (1,110,233)    (7,302,067)    (8,661,324)    (7,258,091)

DEFERRED SALES CHARGES (Note 5)                         (872,747)
(894,892)

SHARED TRANSACTIONS:
  Subscription amounts:
    Income                                                67,714         49,385         51,251
    Principal                                         19,450,832     37,057,048     35,776,616
  Redemption amounts:
    Income                                 (2,995)       (73,708)       (86,823)      (87,304)
    Principal                          (1,817,115)  (28,892,999)   (27,362,252)   (21,779,652)

  Net share transactions               (1,820,110)    (9,448,161)     9,657,358     13,960,911

NET INCREASE (DECREASE)IN
  NET ASSETS                           (1,026,212)   (14,139,915)     8,962,911     14,218,968

NET ASSETS AT BEGINNING OF PERIOD     114,279,824    128,419,739    119,456,828    105,237,860

NET ASSETS AT END PERIOD             $113,253,612   $114,279,824   $128,419,739   $119,456,828


PER UNIT:
  Income distributions during
    period                               $0.00930       $0.05736       $0.06011       $0.05955

  Principal distributions during
    period                                                             $0.00858       $0.00221

  Net asset value at end of period       $0.95707       $0.95028       $0.98753       $0.99341

TRUST UNITS:
  Issued during period                                20,021,214     36,980,327     35,978,331

  Redeemed during period                1,925,000     29,804,000     27,186,998     21,750,258

  Outstanding at end of period        118,334,227    120,259,227    130,042,013    120,248,684

                       See Notes to Financial Statements.

THE GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY STRATEGY TRUST - 1, DEFINED ASSET FUNDS

NOTES TO FINANCIAL STATEMENTS

1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America.

(a) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities. The cost of securities deposited subsequent to the initial date of deposit is based on offering side evaluations at dates of purchase. Gains or losses on sales of securities are computed using the first-in, first-out method.

(b) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

(c)  Interest income is recorded as earned.

2.   DISTRIBUTIONS

     Net investment income is distributed to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are also distributed periodically.

3.   NET CAPITAL AT JUNE 30, 2000

Cost of 118,334,227 units at Dates of Deposit                 $119,110,303
Less sales charges (including deferred sales charges paid)       4,050,772

Net amount applicable to Holders                               115,059,531
Redemption of units - net cost of 84,434,349 units
  redeemed less redemption amounts                                 215,250
Realized gain on securities sold or redeemed                       913,891
Principal distributions                                         (1,510,035)
Net unrealized depreciation of investments                      (1,809,743)

Net capital applicable to Holders                             $112,868,894

     NET CAPITAL AT APRIL 30, 2000

Cost of 120,259,227 units at Dates of Deposit                 $120,978,508
Less sales charges (including deferred sales charges paid)       4,074,128

Net amount applicable to Holders                               116,904,380
Redemption of units - net cost of 82,509,349 units
  redeemed less redemption amounts                                 187,514
Realized gain on securities sold or redeemed                       947,748
Principal distributions                                         (1,510,035)
Net unrealized depreciation of investments                      (2,641,398)

Net capital applicable to Holders                             $113,888,209

4.   INCOME TAXES

     All Fund items of income received, expenses paid, and realized gains and losses on securities sold are attributable to the Holders, on a pro rata basis, for Federal income tax purposes in accordance with the grantor trust rules of the United States Internal Revenue Code.

     At June 30 and April 30, 2000, the cost of investment securities for Federal income tax purposes was approximately equivalent to the cost as shown in the fund's portfolios.

5.   DEFERRED SALES CHARGES

     Deferred sales charges have been paid to the Sponsors.

THE GOVERNMENT SECURITIES INCOME FUND,
U.S. TREASURY STRATEGY TRUST - 1, DEFINED ASSET FUNDS

PORTFOLIO
AS OF JUNE 30, 2000

       Portfolio No. and Title of             Face        Interest
               Securities                    Amount         Rate       Maturities        Cost(F1)        Value(F1)
1.   United States Treasury Notes        $ 22,943,000      6.375%       3/31/01      $ 23,400,469    $ 22,914,321

2.   United States Treasury Notes          22,816,000      6.000        7/31/02        23,188,422      22,616,360

3.   United States Treasury Notes          22,932,000      5.500        3/31/03        22,984,866      22,416,030

4.   United States Treasury Notes          22,984,000      5.250        5/15/04        22,587,244      22,172,389

5.   United States Treasury Notes          22,511,000      6.500        5/15/05        22,525,068      22,757,226

TOTAL                                    $114,186,000                                 $114,686,069   $112,876,326

(1) See note 1 to Financial Statements.

PORTFOLIO
AS OF APRIL 30, 2000

       Portfolio No. and Title of             Face        Interest
               Securities                    Amount         Rate       Maturities        Cost(1)        Value(1)
1.   United States Treasury Notes        $ 23,315,000      6.375%       3/31/01      $ 23,772,295    $ 23,278,582

2.   United States Treasury Notes          23,186,000      6.000        7/31/02        23,560,156      22,867,192

3.   United States Treasury Notes          23,304,000      5.500        3/31/03        23,354,338      22,626,739

4.   United States Treasury Notes          23,357,000      5.250        5/15/04        22,953,833      22,276,739

5.   United States Treasury Notes          22,876,000      6.500        5/15/05        22,890,296      22,840,268

TOTAL                                    $114,038,000                                 $116,530,918   $113,889,520

(1)  See note 1 to Financial Statements.

              Defined
            Asset Funds-Registered Trademark-

HAVE QUESTIONS ?                         GOVERNMENT SECURITIES INCOME FUND
Request the most recent free             U.S TREASURY STRATEGY TRUST--1
Information Supplement                   (LADDERED MATURITIES)
that gives more details about
the Fund, by calling:                    (A Unit Investment Trust)
The Chase Manhattan Bank
1-800-323-1508                           ---------------------------------------
                                         This Prospectus does not contain
                                         complete information about the
                                         investment company filed with the
                                         Securities and Exchange Commission in
                                         Washington, D.C. under the:
                                         - Securities Act of 1933 (file no.
                                         33-48915) and
                                         - Investment Company Act of 1940 (file
                                         no. 811-2810).
                                         TO OBTAIN COPIES AT PRESCRIBED RATES--
                                         WRITE: Public Reference Section of the
                                         Commission
                                         450 Fifth Street, N.W., Washington,
                                         D.C. 20549-6009
                                         CALL: 1-800-SEC-0330.
                                         VISIT: http://www.sec.gov.
                                         ---------------------------------------
                                         No person is authorized to give any
                                         information or representations about
                                         this Fund not contained in this
                                         Prospectus or the Information
                                         Supplement, and you should not rely on
                                         any other information.
                                         ---------------------------------------
                                         When units of this Fund are no longer
                                         available, this Prospectus may be used
                                         as a preliminary prospectus for a
                                         future series, but some of the
                                         information in this Prospectus will be
                                         changed for that series.
                                         UNITS OF ANY FUTURE SERIES MAY NOT BE
                                         SOLD NOR MAY OFFERS TO BUY BE ACCEPTED
                                         UNTIL THAT SERIES HAS BECOME EFFECTIVE
                                         WITH THE SECURITIES AND EXCHANGE
                                         COMMISSION. NO UNITS CAN BE SOLD IN ANY
                                         STATE WHERE A SALE WOULD BE ILLEGAL.
                                                                    14493--10/00

                              DEFINED ASSET FUNDS
                       GOVERNMENT SECURITIES INCOME FUND
                       CONTENTS OF REGISTRATION STATEMENT

    This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

    The facing sheet of Form S-6.

    The cross-reference sheet (incorporated by reference to the Cross-Reference Sheet to the Registration Statement on Form S-6 of Defined Asset Funds Municipal Insured Series, 1933 Act File No. 33-54565).

    The Prospectus.

    The Signatures.

The following exhibits:

    1.1.1-- Form of Standard Terms and Conditions of Trust Effective as of
           October 21, 1993 (incorporated by reference to Exhibit 1.1.1 to the Registration Statement of Municipal Investment Trust Fund, Multi-state Series--48, 1933 Act File No. 33-50247).

    1.11.1-- Merrill Lynch Code of Ethics (incorporated by reference to Exhibit
            1.11.1 to the Post Effective Amendment No. 10 to the Registration Statement of Government Securities Income Fund, U.S. Treasury Series--7, 1933 Act File No. 33-28452).

    1.11.2-- Government Securities Income Fund Code of Ethics (incorporated by reference to Exhibit 1.11.2 to the Post Effective Amendment No. 10 to the Registration Statement of Government Securities Income Fund, U.S. Treasury Series--7, 1933 Act No. 33-28452).

    4.1  --Consent of the Evaluator.

    5.1  --Consent of independent accountants.

    9.1 -- Information Supplement (incorporated by reference to Exhibit 9.1 to the Registration Statement of Government Securities Income Fund, Freddie Mac Series 12, 1933 Act File No. 33-56849.

                              DEFINED ASSET FUNDS
                       GOVERNMENT SECURITIES INCOME FUND
                        U.S. TREASURY STRATEGY TRUST--1
                             (LADDERED MATURITIES)
                              DEFINED ASSET FUNDS

                                   SIGNATURES

    PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT, DEFINED ASSET FUNDS--GOVERNMENT SECURITIES INCOME FUND, U.S. TREASURY STRATEGY TRUST--1 (LADDERED MATURITIES) (A UNIT INVESTMENT TRUST), HAS DULY CAUSED THIS AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED IN THE CITY OF NEW YORK AND STATE OF NEW YORK ON THE 24TH DAY OF OCTOBER, 2000.

             SIGNATURES APPEAR ON PAGES R-3, R-4, R-5, R-6 AND R-7.

    A majority of the members of the Board of Directors of Merrill Lynch, Pierce, Fenner & Smith Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Salomon Smith Barney Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Prudential Securities Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Executive Committee of the Board of Directors of PaineWebber Incorporated has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

    A majority of the members of the Board of Directors of Dean Witter Reynolds Inc. has signed this Registration Statement or Amendment to the Registration Statement pursuant to Powers of Attorney authorizing the person signing this Registration Statement or Amendment to the Registration Statement to do so on behalf of such members.

               MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
                                   DEPOSITOR

By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under
  the Board of Directors of Merrill         Form SE and the following 1933 Act
  Lynch, Pierce,                            File
  Fenner & Smith Incorporated:              Numbers: 333-70593

     GEORGE A. SCHIEREN
     JOHN L. STEFFENS

     By JAY M. FIFE
       (As authorized signatory for Merrill Lynch, Pierce,
       Fenner & Smith Incorporated and
       Attorney-in-fact for the persons listed above)

                           SALOMON SMITH BARNEY INC.
                                   DEPOSITOR

By the following persons, who constitute a majority of        Powers of Attorney
  the Board of Directors of Salomon Smith Barney Inc.:          have been filed
                                                                under the 1933 Act
                                                                File Numbers:
                                                                333-63417 and
                                                                333-63033

     MICHAEL A. CARPENTER
     DERYCK C. MAUGHAN

     By GINA LEMON
       (As authorized signatory for
       Salomon Smith Barney Inc. and
       Attorney-in-fact for the persons listed above)

                       PRUDENTIAL SECURITIES INCORPORATED
                                   DEPOSITOR

By the following persons, who constitute a majority of                  Powers of Attorney
  the Board of Directors of Prudential Securities                         have been filed
  Incorporated:                                                           under Form SE and
                                                                          the following 1933
                                                                          Act File Numbers:
                                                                          33-41631 and
                                                                          333-15919

     ROBERT C. GOLDEN
     ALAN D. HOGAN
     A. LAURENCE NORTON, JR.
     LELAND B. PATON
     VINCENT T. PICA II
     MARTIN PFINSGRAFF
     HARDWICK SIMMONS
     LEE B. SPENCER, JR.
     BRIAN M. STORMS

     By RICHARD R. HOFFMANN
       (As authorized signatory for Prudential Securities
       Incorporated and Attorney-in-fact for the persons listed above)

                            PAINEWEBBER INCORPORATED
                                   DEPOSITOR

By the following persons, who constitute  Powers of Attorney have been filed
  the Board of Directors of PaineWebber     under
  Incorporated:                             the following 1933 Act File
                                            Number: 33-55073

     MARGO N. ALEXANDER
     TERRY L. ATKINSON
     BRIAN M. BAREFOOT
     STEVEN P. BAUM
     MICHAEL CULP
     REGINA A. DOLAN
     JOSEPH J. GRANO, JR.
     EDWARD M. KERSCHNER
     JAMES P. MacGILVRAY
     DONALD B. MARRON
     ROBERT H. SILVER
     MARK B. SUTTON

     By ROBERT E. HOLLEY
       (As authorized signatory for
       PaineWebber Incorporated
       and Attorney-in-fact for the persons listed above)

                           DEAN WITTER REYNOLDS INC.
                                   DEPOSITOR

By the following persons, who constitute  Powers of Attorney have been filed
  a majority of                             under Form SE and the following 1933
  the Board of Directors of Dean Witter     Act File Numbers: 33-17085,
  Reynolds Inc.:                            333-13039, 333-47553 and 333-89045

     BRUCE F. ALONSO
     RICHARD M. DeMARTINI
     RAYMOND J. DROP
     JAMES F. HIGGINS
     JOHN J. MACK
     MITCHELL M. MERIN
     STEPHEN R. MILLER
     PHILIP J. PURCELL
     JOHN H. SCHAEFER
     THOMAS C. SCHNEIDER
     ALAN A. SCHRODER
     ROBERT G. SCOTT

     By MICHAEL D. BROWNE
       (As authorized signatory for
       Dean Witter Reynolds Inc.
       and Attorney-in-fact for the persons listed above)